Alabama National BanCorporation Announces First Quarter 2007 Earnings

      BIRMINGHAM, Ala., April 24 /PRNewswire-FirstCall/ -- Alabama National BanCorporation ("ANB") (Nasdaq: ALAB) today announced earnings for the quarter ended March 31, 2007.

      For the 2007 first quarter, ANB reported earnings of $19.9 million, up 11.6% from the $17.9 million earned in the 2006 first quarter. Diluted earnings per share of $0.95 were 6.8% below the $1.02 reported in the 2006 first quarter, and diluted cash earnings per share of $1.00 were 5.1% below the 2006 first quarter's $1.05. Total revenue of $82.7 million was 17.3% above the 2006 first quarter's $70.5 million.

      ANB's taxable equivalent net interest margin declined 7 basis points in a sequential comparison as compared to the fourth quarter of 2006, declining from 3.81% to 3.74%. Loans (excluding loans held for sale) grew $136 million from year-end 2006, representing a 10.4% annualized growth rate for the quarter, and deposits grew $208 million (15.8% annualized). Total assets at March 31, 2007 were $7.8 billion.

      On the credit quality front, ANB recognized $331 thousand in net charge-offs for the quarter, representing 0.02% of loans on an annualized basis. The company recorded a provision for loan losses of $1.8 million in the quarter, up 41.8% from the amount recorded in the 2006 first quarter. Nonaccrual loans were $12.0 million at quarter-end and other real estate owned was $1.6 million, bringing total nonperforming assets to $13.6 million. As a percentage of period-end loans and other real estate owned, nonperforming assets rose to 0.24% at March 31, 2007, as compared with 0.09% at March 31, 2006 and 0.21% at December 31, 2006.

      "The first quarter's earnings performance was disappointing in comparison with our long term goals. The difficult interest rate environment we face has led to net interest margin compression over the last several quarters," said John H. Holcomb III, Chairman and CEO. "In spite of these margin headwinds, we are pleased with the loan and deposit growth in the quarter. We are also pleased to continue to report good asset quality numbers."

      ANB's performance during the 2007 first quarter resulted in a return on average assets of 1.05% and return on average equity of 9.36%, a decrease from 1.21% and 12.53%, respectively, in the 2006 first quarter. Excluding the impact of intangible assets, ANB's performance resulted in a return on average tangible assets of 1.09% and a return on average tangible equity of 15.2% for the 2007 quarter, down from 1.25% and 17.2%, respectively, in the 2006 first quarter. Book value per share and tangible book value per share grew to $42.13 and $26.27, respectively, at March 31, 2007.

      ANB is a bank holding company operating 102 banking locations through twelve bank subsidiaries in Alabama, Florida and Georgia. Alabama subsidiaries include: First American Bank in north central Alabama; Alabama Exchange Bank in Tuskegee; and Bank of Dadeville. Florida subsidiaries are: Indian River National Bank in Vero Beach; First Gulf Bank, N.A. in Escambia County, Florida and Baldwin County, Alabama; Florida Choice Bank in Central Florida; Community Bank of Naples, N.A.; Public Bank in metropolitan Orlando; CypressCoquina Bank in Ormond Beach; and Millennium Bank in Gainesville. ANB has two subsidiaries in
Georgia: Georgia State Bank and The Peachtree Bank, both in metropolitan Atlanta. ANB provides full banking services to individuals and businesses. Commercial mortgage services, including the origination of permanent commercial real estate mortgage loans for various lenders, are provided by Byars and Company, a division of First American Bank. Brokerage services are provided to customers through First American Bank's wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value.

      Alabama National BanCorporation common stock is traded on the NASDAQ Global Select market under the symbol "ALAB."

Conference Call Instructions:

      Alabama National will discuss financial results for the first quarter ended March 31, 2007, as well as its goals and general outlook for the remainder of 2007, in a conference call to be held Wednesday, April 25, 2007 at 9:00 a.m. Central Time. A listen-only simulcast and replay of Alabama National's conference call will be available on-line at the following Internet links: www.alabamanational.com, under "News," or www.viavid.net/dce.aspx?sid=00003C9E, on April 25, beginning at 9:00 a.m. Central Time. The on-line replay will follow immediately and continue for 30 days.

      For live interactive access to the teleconference, please dial 1-800-530-9010 at 9:00 a.m. Central Time on April 25 and enter Conference ID number 21336602. For those without Internet access, a telephonic replay will be available through May 25, 2007 by dialing 1-800-633-8284 and entering Conference ID number 21336602.

      Many of the comparisons of financial data from period to period presented in the narrative of this release have been rounded from actual values reported in the attached selected unaudited financial tables. The percentage changes presented above are based on a comparison of the actual values recorded in the attached tables, not the rounded values.

      This press release, including the attached selected unaudited financial tables which are a part of this release, contains financial information determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). These "non-GAAP" financial measures are "cash earnings" (cash earnings per share), "tangible book value" (tangible book value per share), "return on average tangible equity" and "return on average tangible assets." ANB's management uses these non-GAAP measures in its analysis of ANB's performance. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per basic and diluted share is defined as cash earnings divided by basic and diluted common shares outstanding. ANB's management includes cash earnings measures to compare the company's earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB's performance. Tangible book value is defined as total equity reduced by recorded intangible assets. Tangible book value per share is defined as tangible book value divided by total common shares outstanding. This measure is important to many investors in the marketplace that are interested in changes from period to period in book value per share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing the tangible assets of the company. For companies such as Alabama National that have engaged in multiple business combinations, purchase accounting requires the recording of significant amounts of goodwill related to such transactions. Return on average tangible equity is defined as earnings for the period (annualized for the quarterly period) divided by average equity reduced by average goodwill and other intangible assets. Return on average tangible assets is defined as earnings for the period (annualized for the quarterly period) divided by average assets reduced by average goodwill and other intangible assets. ANB's management includes these measures because it believes that they are important when measuring the company's performance exclusive of the effects of goodwill and other intangibles recorded in recent acquisitions, and these measures are used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation Table" in the attached unaudited financial tables for a more detailed analysis of these non-GAAP performance measures and the most directly comparable GAAP measures.

      This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by ANB with the Securities and Exchange Commission, and forward looking statements contained in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

                         ALABAMA NATIONAL BANCORPORATION
                         Unaudited Financial Highlights
            (in thousands, except per share amounts and percentages)

                                             Three Months Ended
                                                 March 31,        Percentage
                                              2007        2006    Change (b)

     Net interest income                     $63,051     $52,575      19.9%
     Noninterest income                       19,695      17,947       9.7
     Total revenue                            82,746      70,522      17.3
     Provision for loan and lease losses       1,762       1,243      41.8
     Noninterest expense                      51,110      42,039      21.6
     Income before taxes from continuing
      operations                              29,874      27,240       9.7
     Income taxes                             10,099       9,442       7.0
     Net income from continuing operations    19,775      17,798      11.1
     Income from discontinued operations
      (net of tax)                               170          75     126.7
     Net income                              $19,945     $17,873      11.6

     Weighted average common and common
      equivalent shares outstanding
           Basic                              20,793      17,334      20.0%
           Diluted                            20,959      17,502      19.8

     Net income per common share from
      continuing operations
           Basic                                $.95       $1.03      (7.4)%
           Diluted                               .94        1.02      (7.2)

     Net income per common share
           Basic                                $.96       $1.03      (7.0)%
           Diluted                               .95        1.02      (6.8)

     Cash earnings (a)
           Total                             $20,925     $18,413      13.6%
           Basic                                1.01        1.06      (5.3)
           Diluted                              1.00        1.05      (5.1)

     Cash dividends declared on
      common stock                              $.41       $.375
     Return on average assets                   1.05%       1.21%
     Return on average tangible assets          1.09        1.25
     Return on average equity                   9.36       12.53
     Return on average tangible equity         15.16       17.20

                               NONINTEREST INCOME

     Service charge income                    $3,922      $3,868       1.4 %
     Investment services income                1,061         864      22.8
     Wealth management income                  5,704       5,367       6.3
     Gain on sale of mortgages                 3,173       2,611      21.5
     Commercial mortgage banking income          399         732     (45.5)
     Gain on disposal of assets                  389         507     (23.3)
     Securities (losses) gains                    -         (734)      NM
     Bank owned life insurance                 1,105         742      48.9
     Other                                     3,942       3,990      (1.2)
     Total noninterest income                $19,695     $17,947       9.7

     (a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
     (b) Percentage change based on actual not rounded values.
      NM - Not meaningful



                                          March 31,    December 31, Percentage
                                             2007          2006      Change
     Total assets                         $7,844,428    $7,671,274     2.3%
     Earning assets                        7,029,943     6,856,309     2.5
     Securities (a)                        1,241,319     1,265,774    (1.9)
     Loans held for sale                      41,755        27,652    51.0
     Loans and leases, net of
      unearned income                      5,592,589     5,456,136     2.5
     Allowance for loan and lease losses      69,677        68,246     2.1
     Deposits                              5,775,455     5,567,603     3.7
     Short-term borrowings                   154,000       161,830    (4.8)
     Long-term debt                          401,389       402,399     (.3)
     Stockholders' equity                    867,832       853,623     1.7

     (a) Excludes trading securities

                             ASSET QUALITY ANALYSIS
                       (in thousands, except percentages)

                                         As of / For the Three Months Ended
                                         March 31,  December 31,  March 31,
                                            2007        2006        2006
     Nonaccrual loans                      $11,985     $10,921       $3,524
     Restructured loans                         -           -            -
     Loans past due 90 days or more and
      still accruing                         - 0 -       - 0 -        - 0 -
     Total nonperforming loans              11,985      10,921        3,524
     Other real estate owned                 1,607         790          487
     Total nonperforming assets             13,592      11,711        4,011
     Total non performing assets as a
      percentage of period-end loans
      and other real estate (a)               0.24%       0.21%        0.09%
     Allowance for loan and lease losses   $69,677     $68,246      $53,848
     Provision for loan and lease losses     1,762       1,100        1,243
     Loans charged off                         501         456          505
     Loan recoveries                           170         391          295
     Net loan and lease losses                 331          65          210
     Allowance for loan and lease losses
      as a percentage of period-end loans
      and leases (a)                          1.25%       1.25%        1.27%
     Allowance for loan and lease losses
      as a percentage of period-end
      nonperforming loans                   581.37      624.91     1,528.04
     Net losses to average loans and
      leases (annualized)                     0.02        0.00         0.02

       (a) Excludes loans held for sale

                         TAXABLE EQUIVALENT YIELDS/RATES

                                                   Three Months Ended
                                           March 31,  December 31,  March 31,
                                              2007        2006         2006
     Interest income:
        Interest and fees on loans and leases   8.13%       8.09%       7.42%
        Interest on securities:
           Taxable                              4.62        4.49        4.38
           Non-taxable                          6.22        6.33        6.55
        Total interest earning assets           7.48        7.40        6.78

     Interest expense:
        Interest on deposits                    4.10        3.89        3.02
        Interest on short-term borrowing        5.11        5.42        4.77
        Interest on long-term debt              5.41        5.67        4.71
        Total interest bearing liabilities      4.28        4.16        3.30
        Net interest spread                     3.20        3.24        3.48
        Net interest margin                     3.74        3.81        3.96



                     STOCKHOLDERS' EQUITY AND CAPITAL RATIOS

                                                           As of
                                                 March 31,        December 31,
                                                   2007              2006
     Stockholders' Equity:
        Equity to assets                            11.06%            11.13%
        Leverage ratio                               8.02              7.99
        Book value per common share (a)            $42.13            $41.51
        Tangible book value per common
         share (a)(b)                               26.27             25.55
        Ending shares outstanding (in
         thousands)                                20,599            20,562

     (a) Includes a cumulative mark to market adjustment to equity of $(0.29) and $(0.36) per share at March 31, 2007 and December 31, 2006, respectively.
     (b) Total equity reduced by intangible assets divided by common shares outstanding.

                               RECONCILIATION TABLE
             (in thousands, except per share amounts and percentages)

                                                      Three Months Ended
                                                           March 31,
                                                    2007              2006
     Net income                                    $19,945           $17,873
     Amortization of intangibles, net of tax           980               540
     Cash earnings                                 $20,925           $18,413

     Net income per common share - basic             $0.95             $1.03
     Effect of amortization of intangibles
      per share                                       0.06              0.03
     Cash earnings per common share - basic          $1.01             $1.06

     Net income per common share - diluted           $0.94             $1.02
     Effect of amortization of intangibles
      per share                                       0.06              0.03
     Cash earnings per common share - diluted        $1.00             $1.05

     Average assets                             $7,725,545        $5,971,156
     Average intangible assets                    (330,393)         (157,010)
     Average tangible assets                    $7,395,152        $5,814,146

     Return on average assets                         1.05%             1.21%
     Effect of average intangible assets               .04               .04
     Return on average tangible assets                1.09%             1.25%

     Average equity                               $863,960          $578,530
     Average intangible assets                    (330,393)         (157,010)
     Average tangible equity                      $533,567          $421,520

     Return on average equity                         9.36%            12.53%
     Effect of average intangible assets              5.80              4.67
     Return on average tangible equity               15.16%            17.20%

                                                            As of
                                                 March 31,        December 31,
                                                   2007              2006
     Book value                                   $867,832          $853,623
     Intangible assets                            (326,755)         (328,166)
     Tangible book value                          $541,077          $525,457

     Book value per common share                    $42.13            $41.51
     Effect of intangible assets per share          (15.86)           (15.96)
     Tangible book value per common share           $26.27            $25.55

                Alabama National BanCorporation and Subsidiaries
           Consolidated Statements of Financial Condition (Unaudited)
                      (In thousands, except share amounts)

                                         March 31, 2007    December 31, 2006

     Assets
      Cash and due from banks                    $173,932           $200,153
      Interest-bearing deposits in other banks     21,181             16,350
      Federal funds sold and securities
       purchased under resell agreements          132,490             89,865
      Trading securities, at fair value               609                532
      Investment securities (fair values
       of $700,141 and $705,460)                  708,464            716,406
      Securities available for sale, at
       fair value                                 532,855            549,368
      Loans held for sale                          41,755             27,652
      Loans and leases                          5,597,425          5,461,400
      Unearned income                              (4,836)            (5,264)
      Loans and leases, net of
       unearned income                          5,592,589          5,456,136
      Allowance for loan and lease losses         (69,677)           (68,246)
      Net loans and leases                      5,522,912          5,387,890
      Property, equipment and leasehold
       improvements, net                          161,887            155,001
      Assets to be disposed of                      3,332              3,549
      Goodwill                                    311,591            311,583
      Other intangible assets, net                 15,164             16,583
      Cash surrender value of life insurance      106,137            104,992
      Receivable from investment division
       customers                                   29,333              1,114
      Other assets                                 82,786             90,236
      Totals                                   $7,844,428         $7,671,274

     Liabilities and Stockholders' Equity
      Deposits:
       Noninterest bearing                       $826,423           $849,127
       Interest bearing                         4,949,032          4,718,476
      Total deposits                            5,775,455          5,567,603
      Federal funds purchased and securities
       sold under repurchase agreements           558,044            627,297
      Liabilities to be disposed of                 1,179              1,019
      Accrued expenses and other liabilities       58,886             56,057
      Payable for securities purchased
       for investment division customers           27,643              1,446
      Short-term borrowings                       154,000            161,830
      Long-term debt                              401,389            402,399
      Total liabilities                         6,976,596          6,817,651

      Common stock, $1 par; 50,000,000
       shares authorized; 20,599,260 and
       20,562,467 shares issued at
       March 31, 2007 and December 31, 2006,
       respectively                                20,599             20,562
      Additional paid-in capital                  575,428            573,756
      Retained earnings                           277,821            266,668
      Accumulated other comprehensive
       loss, net of tax                            (6,016)            (7,363)
      Total stockholders' equity                  867,832            853,623
      Totals                                   $7,844,428         $7,671,274

                Alabama National BanCorporation and Subsidiaries
                  Consolidated Statements of Income (Unaudited)
                      (In thousands, except per share data)

                                                   For the three months
                                                      ended March 31,
                                                   2007             2006
     Interest income:
       Interest and fees on loans and leases      111,565              77,238
       Interest on securities                      14,155              12,130
       Interest on deposits in other banks            257                  79
       Interest on trading securities                  14                  11
       Interest on federal funds sold
        and securities purchased
        under resell agreements                       887                 732
     Total interest income                        126,878              90,190

     Interest expense:
       Interest on deposits                        48,880              27,097
       Interest on federal funds
        purchased and securities sold
        under repurchase agreements                 7,584               5,810
       Interest on short-term borrowings            2,006                 397
       Interest on long-term debt                   5,357               4,311
     Total interest expense                        63,827              37,615
     Net interest income                           63,051              52,575
     Provision for loan and lease losses            1,762               1,243
     Net interest income after provision
      for loan and lease losses                    61,289              51,332

     Noninterest income:
       Securities losses                                -                (734)
       Gain on disposition of assets                  389                 507
       Service charges on deposit accounts          3,922               3,868
       Investment services income                   1,061                 864
       Wealth management income                     5,704               5,367
       Gain on sale of mortgages                    3,173               2,611
       Commercial mortgage banking income             399                 732
       Bank owned life insurance                    1,105                 742
       Other                                        3,942               3,990
     Total noninterest income                      19,695              17,947

     Noninterest expense:
       Salaries and employee benefits              27,068              22,585
       Commission based compensation                4,547               4,134
       Occupancy and equipment expenses             5,700               4,658
       Amortization of intangibles                  1,417                 752
       Other                                       12,378               9,910
     Total noninterest expense                     51,110              42,039

     Income before provision for income
      taxes from continuing operations             29,874              27,240
     Provision for income taxes                    10,099               9,442
     Net income from continuing operations         19,775              17,798

     Income from discontinued
      operations (net of tax)                         170                  75
     Net income                                   $19,945             $17,873

     Weighted average common shares
      outstanding:
       Basic                                       20,793              17,334
       Diluted                                     20,959              17,502

    Earnings per common share from
     continuing operations:
      Basic                                         $0.95               $1.03
      Diluted                                       $0.94               $1.02

    Earnings per common share:
      Basic                                         $0.96               $1.03
      Diluted                                       $0.95               $1.02

                 AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
                 (Amounts in thousands, except yields and rates)

                                                Three Months 03/31/07
                                            Average      Income/    Yield/
                                            Balance      Expense     Cost
     Assets:
     Earning assets:
       Loans and leases (1)                 $5,579,214    $111,776    8.13%
       Securities:
        Taxable                              1,116,459      12,732    4.62
        Tax exempt                             140,656       2,156    6.22
       Cash balances in other banks             25,831         257    4.03
       Funds sold                               67,648         887    5.32
       Trading account securities                1,106          14    5.13
           Total earning assets (2)          6,930,914     127,822    7.48
     Cash and due from banks                   185,361
     Premises and equipment                    159,227
     Other assets                              519,171
     Allowance for loan and lease losses       (69,128)
            Total assets                    $7,725,545

     Liabilities:
     Interest-bearing liabilities:
       Interest-bearing transaction
        accounts                            $1,182,632      $8,388    2.88
       Savings deposits                      1,127,416       9,742    3.50
       Time deposits                         2,530,858      30,750    4.93
       Funds purchased                         644,755       7,584    4.77
       Other short-term borrowings             159,146       2,006    5.11
       Long-term debt                          401,727       5,357    5.41
            Total interest-bearing
             liabilities                     6,046,534      63,827    4.28
     Demand deposits                           753,458
     Accrued interest and other liabilities     61,593
     Stockholders' equity                      863,960
         Total liabilities and
          stockholders' equity              $7,725,545

     Net interest spread                                              3.20%
     Net interest income/margin on
      a taxable equivalent basis                            63,995    3.74%
     Tax equivalent adjustment (2)                             944
     Net interest income/margin                            $63,051    3.69%


     (1) Average loans include nonaccrual loans. All loans and deposits are domestic.
     (2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.

                 AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
                 (Amounts in thousands, except yields and rates)

                                                Three Months 03/31/06
                                            Average      Income/     Yield/
                                            Balance      Expense      Cost
     Assets:
     Earning assets:
       Loans and leases (1)                 $4,225,849     $77,366     7.42%
       Securities:
        Taxable                              1,068,922      11,540     4.38
        Tax exempt                              55,328         894     6.55
       Cash balances in other banks              7,692          79     4.17
       Funds sold                               65,813         732     4.51
       Trading account securities                  995          11     4.48
           Total earning assets (2)          5,424,599      90,622     6.78
     Cash and due from banks                   181,859
     Premises and equipment                    114,793
     Other assets                              303,524
     Allowance for loan and lease losses       (53,619)
            Total assets                    $5,971,156

     Liabilities:
     Interest-bearing liabilities:
       Interest-bearing transaction
        accounts                            $1,029,134      $5,794     2.28
       Savings deposits                        898,962       5,113     2.31
       Time deposits                         1,714,993      16,190     3.83
       Funds purchased                         581,923       5,810     4.05
       Other short-term borrowings              33,755         397     4.77
       Long-term debt                          370,940       4,311     4.71
            Total interest-bearing
             liabilities                     4,629,707      37,615     3.30
     Demand deposits                           686,454
     Accrued interest and other liabilities     76,465
     Stockholders' equity                      578,530
         Total liabilities and
          stockholders' equity              $5,971,156

     Net interest spread                                               3.48%
     Net interest income/margin on
      a taxable equivalent basis                            53,007     3.96%
     Tax equivalent adjustment (2)                             432
     Net interest income/margin                            $52,575     3.93%


     (1) Average loans include nonaccrual loans. All loans and deposits are domestic.
     (2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.

                 AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
                 (Amounts in thousands, except yields and rates)

                                                Three Months 03/31/07
                                            Average      Income/    Yield/
                                            Balance      Expense     Cost
     Assets:
     Earning assets:
       Loans and leases (1)                 $5,579,214    $111,776    8.13%
       Securities:
        Taxable                              1,116,459      12,732    4.62
        Tax exempt                             140,656       2,156    6.22
       Cash balances in other banks             25,831         257    4.03
       Funds sold                               67,648         887    5.32
       Trading account securities                1,106          14    5.13
           Total earning assets (2)          6,930,914     127,822    7.48
     Cash and due from banks                   185,361
     Premises and equipment                    159,227
     Other assets                              519,171
     Allowance for loan and lease losses       (69,128)
            Total assets                    $7,725,545

     Liabilities:
     Interest-bearing liabilities:
       Interest-bearing transaction
        accounts                            $1,182,632      $8,388    2.88
       Savings deposits                      1,127,416       9,742    3.50
       Time deposits                         2,530,858      30,750    4.93
       Funds purchased                         644,755       7,584    4.77
       Other short-term borrowings             159,146       2,006    5.11
       Long-term debt                          401,727       5,357    5.41
            Total interest-bearing
             liabilities                     6,046,534      63,827    4.28
     Demand deposits                           753,458
     Accrued interest and other liabilities     61,593
     Stockholders' equity                      863,960
         Total liabilities and
          stockholders' equity              $7,725,545

     Net interest spread                                              3.20%
     Net interest income/margin on
      a taxable equivalent basis                            63,995    3.74%
     Tax equivalent adjustment (2)                             944
     Net interest income/margin                            $63,051    3.69%


     (1) Average loans include nonaccrual loans. All loans and deposits are domestic.
     (2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.

                 AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
                 (Amounts in thousands, except yields and rates)

                                                Three Months 12/31/06
                                            Average      Income/    Yield/
                                            Balance      Expense     Cost
     Assets:
     Earning assets:
       Loans and leases (1)                 $5,418,956    $110,520    8.09%
       Securities:
        Taxable                              1,160,415      13,144    4.49
        Tax exempt                             117,947       1,882    6.33
       Cash balances in other banks             21,903         273    4.95
       Funds sold                               77,437         968    4.96
       Trading account securities                1,174          16    5.41
           Total earning assets (2)          6,797,831     126,803    7.40
     Cash and due from banks                   183,275
     Premises and equipment                    152,104
     Other assets                              514,284
     Allowance for loan and lease losses       (67,849)
            Total assets                    $7,579,646

     Liabilities:
     Interest-bearing liabilities:
       Interest-bearing transaction
        accounts                            $1,158,655      $8,220    2.81
       Savings deposits                      1,103,602       9,250    3.33
       Time deposits                         2,325,117      27,496    4.69
       Funds purchased                         715,806       8,649    4.79
       Other short-term borrowings             183,043       2,499    5.42
       Long-term debt                          380,616       5,441    5.67
            Total interest-bearing
             liabilities                     5,866,839      61,555    4.16
     Demand deposits                           780,918
     Accrued interest and other liabilities     87,044
     Stockholders' equity                      844,846
         Total liabilities and
          stockholders' equity              $7,579,646

     Net interest spread                                              3.24%
     Net interest income/margin on
      a taxable equivalent basis                            65,248    3.81%
     Tax equivalent adjustment (2)                             854
     Net interest income/margin                            $64,394    3.76%


     (1) Average loans include nonaccrual loans. All loans and deposits are domestic.
     (2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.

SOURCE  Alabama National BanCorporation                             04/24/2007

CONTACT: John H. Holcomb III,
Chairman of the Board and
Chief Executive Officer, +1-205-583-3648, or
William E. Matthews, V,
Executive Vice President and
Chief Financial Officer, +1-205-583-3650, both of Alabama
National BanCorporation /
/First Call Analyst: /
/FCMN Contact: /
/Web site:  http://www.alabamanational.com /